CONCENTRATION OF CREDIT RISK (10-Q)	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
CONCENTRATION OF CREDIT RISK [Abstract]
CONCENTRATION OF CREDIT RISK
The Company maintains cash balances in financial institutions that at times may exceed federally insured limits.  The Company maintains its primary operating cash accounts with First Southern National Bank, an affiliate of the largest shareholder of UTG, Mr. Jesse Correll, the Company’s CEO and Chairman.  The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

14.      CONCENTRATIONS

The Company maintains cash balances in financial institutions that at times may exceed federally insured limits.  The Company maintains its primary operating cash accounts with First Southern National Bank, an affiliate of the largest shareholder of UTG, Mr. Jesse T. Correll, the Company’s CEO and Chairman.  The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

Because UTG serves primarily individuals located in four states, the ability of our customers to pay their insurance premiums is impacted by the economic conditions in these areas.  As of December 31, 2010, approximately 55% of the Company’s total direct premium was collected from Illinois, Ohio, Texas and West Virginia.  Thus, results of operations are heavily dependent upon the strength of these economies.

The Company reinsures that portion of insurance risk which is in excess of its retention limits.  Retention limits range up to $125,000 per life.  Life insurance ceded represented 24.5% of total life insurance in force at December 31, 2010.  Insurance ceded represented 25.0% of premium income for 2010.  The Company would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligations.